                                 CERTIFICATION

                                                                    EXHIBIT 99.1

                           CERTIFICATIONS PURSUANT TO
                            18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Geoworks  Corporation (the "Company") on
Form 10-K for the year ended  March 31,  2003 as filed with the  Securities  and
Exchange  Commission  on the date hereof  (the  "Report"),  I, Mark E.  Schwarz,
Principal  Executive  Officer of the  Company,  certify,  pursuant  to 18 U.S.C.
Section 1350, as adopted  pursuant to Section 906 of the  Sarbanes-Oxley  Act of
2002, that:

The Report fully complies with the requirements of section 13(a) or 15(d) of the
Securities Exchange Act of 1934; and

The  information  contained  in the  Report  fairly  presents,  in all  material respects, the financial condition and results of operations of the Company.

/s/  Mark E. Schwarz
--------------------
Mark E. Schwarz
Principal Executive Officer
June 30, 2003